EXHIBIT 32.2

CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada Star Resource Corp., a Yukon Territory, Canada corporation, (the “Company”) hereby certifies to such officer’s knowledge that

1.

This quarterly report on Form 10-QSB of Nevada Star Resource Corp. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Nevada Star Resource Corp.

Date:  January 10, 2005

/s/ Robert Angrisano

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Robert Angrisano, President and Principal Financial Officer